Exhibit 99.1

Eightco’s Forever 8 Signs Inventory Management Agreement with Prominent Electronics Distributor Mobi-hub

SAFETY HARBOR, Florida, May 17, 2023 (GLOBE NEWSWIRE) – Eightco Holdings Inc. (NASDAQ: OCTO) announced today that its subsidiary, Forever 8, has renewed and expanded an Inventory Management Agreement (IMA) with Mobi-hub Ltd. (Mobi-hub), a prominent electronics distributor that specializes in premium refurbishment of electronics, most notably, mobile devices. The IMA will guide existing business activities for the upcoming year, as well as provide additional growth opportunities that stand to benefit both companies in the future.

The IMA will allow Forever 8 to provide inventory management solutions for Mobi-hub, enabling them to expand their global sales efforts while Mobi-hub focuses on other aspects of their business. The IMA includes minimum order quantities that exceed those of fiscal year 2022, giving Forever 8 the ability to better forecast inventory needs and be prepared to meet increased demand. The updated IMA will also allow Forever 8 increase its presence in the refurbished cellular phone market, which is projected to reach $66.8 billion in global sales by [date]1.

“Our expanded IMA with Mobi-hub represents an enhanced driver of growth for Forever 8. Through Mobi-hub’s extensive global network, we are well-positioned to rapidly expand our presence in the booming refurbished cellular phone market. This growth opportunity reinforces our commitment to delivering innovative and valuable inventory management solutions to customers around the world,” said Eightco Holdings Inc. CEO Brian McFadden.

“Through our wholesale and retail segments, Mobi-hub’s mission is to provide a sustainable, yet highly profitable solution for reclaimed and refurbished consumer electronics,” says Moheb Pirzada, CEO of Mobi-hub. “This IMA should provide our company the resources to expand our global presence and grow our revenue exponentially. Lastly, our continued commitment to the environment through reusing and recycling electronics remains a vital component to Mobi-hub’s pursuit to build a better future, one device at a time,” added Naz Pirzada Co-Founder

About Eightco Holdings Inc.

Eightco Holdings Inc. (NASDAQ: OCTO) is committed to growth focused around its existing subsidiaries, Forever 8, an inventory management platform for e-commerce sellers, and Ferguson Containers, a provider of complete manufacturing and logistical solutions for product and packaging needs, through strategic management and investment. In addition, the company is actively seeking new opportunities to add to its portfolio of technology solutions focused on the e-commerce ecosystem through strategic acquisitions. Through a combination of innovative strategies and focused execution, Eightco Holdings Inc. aims to create significant value and growth for its portfolio companies and shareholders.

1 https://www.statista.com/statistics/1208598/used-smartphone-shipments-worldwide/

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Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this press release other than statements of historical fact could be deemed forward looking. Words such as “plans,” “expects,” “will,” “anticipates,” “continue,” “expand,” “advance,” “develop” “believes,” “guidance,” “target,” “may,” “remain,” “project,” “outlook,” “intend,” “estimate,” “could,” “should,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. Forward-looking statements are based on management’s current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the failure to achieve the expected benefits of the Inventory Management Agreement with Mobi-hub; the potential that the expected benefits of Eightco Holdings Inc.’s acquisition of Forever 8 are not achieved; unexpected costs, charges or expenses that reduce Eightco Holdings Inc.’s capital resources; Eightco Holdings Inc.’s inability to raise adequate capital to fund its business; Eightco Holdings Inc.’s ability to repay its debts; and Eightco Holdings Inc.’s inability to innovate and attract users for Eightco Holdings Inc.’s products. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Eightco Holdings Inc.’s actual results to differ from those contained in forward-looking statements, see Eightco Holdings Inc.’s filings with the Securities and Exchange Commission (SEC), including the section titled “Risk Factors” in Eightco Holdings Inc.’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. All information in this press release is as of the date of the release, and Eightco Holdings Inc. undertakes no duty to update this information or to publicly announce the results of any revisions to any of such statements to reflect future events or developments, except as required by law.

For further information, please contact:

Investor Relations

Richard Brown

617-819-1289

investors@8co.holdings